AUDIT COMMITTEE CHARTER

Purpose

    The Audit Committee shall assist the Board of Directors of the Company with the oversight of the Company’s financial reports and accounting practices to ensure that they are in compliance with legal and regulatory requirements and are within acceptable limits of sound practice.  The Audit Committee shall also prepare any and all reports required to be prepared and/or disclosed by the Audit Committee pursuant to the rules of the Securities and Exchange Commission, the listing standards of any exchange or national market system upon which the Company’s securities are listed for trading, or any other applicable laws or regulations.

Composition and Term of Office

    The Audit Committee shall be composed of at least three non-affiliated, independent directors appointed by the Board of Directors, provided if the Board is composed of less than three independent members, then the Audit committee shall be composed of all independent members of the Board.  Directors who have served as officers or employees of the Company at any time within the past three years or who have participated in the preparation of the Company’s financial statements at any time during the past three years are ineligible to be on the Audit Committee. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.  All members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.  The Board of Directors shall appoint at least one member to the Committee who is deemed an “audit committee financial expert” as defined by the SEC and demonstrates “financial sophistication” as defined in NASDAQ Rule 4350(d)(2)(A).  The Board of Directors shall designate one of the Audit Committee members as the Committee Chairperson.

    Each of the members of the Audit Committee shall be elected for a one year term.  The election of members of the Audit Committee shall be held each year at the first meeting of the Board of Directors following the annual meeting of shareholders.  Any member of the Audit Committee may be removed from the Audit Committee by the Board of Directors at any time, with or without cause, and with or without prior notice.  Any vacancy in the Audit Committee created by removal or resignation of a member shall be filled by the Board of Directors.

Frequency of Meetings

    The Audit Committee shall meet as often as Committee Chairperson determines, but not less frequently than quarterly.  The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee.  The Audit Committee shall maintain minutes of meetings of the Audit Committee.  Members of the Audit Committee may participate in a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Committee Authority and Responsibilities

    The Audit Committee shall have the sole authority to appoint or replace the independent auditor.  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee.

    The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit.
    The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

    The Audit Committee shall make regular reports to the Board of Directors.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.  The Audit Committee shall annually review the Audit Committee’s own performance.
The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.                  Review and discuss with management and the independent auditor the annual audited financial statements for the year, including proposed footnotes, and disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K. Review and discuss with management and the independent auditor reports to be included in the Company’s proxy statement.
2.                  Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.
3.                  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.                  Review and discuss quarterly reports from the independent auditors on:
(a)                                        All critical accounting policies and practices to be used.
(b)                                       All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.
(c)                                        Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.                  Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).
6.                  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.
7.                  Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
8.                  Review and report to the board of directors any changes in accounting policies and accounting and reporting proposals made by the independent auditors.
9.                  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
10.              Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
Oversight of the Company’s Relationship with the Independent Auditor

11.              Review and evaluate the lead partner of the independent auditor team.
12.              Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors.  The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

13.              Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.  Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
14.              Recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
15.              Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.
16.              Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
Oversight of the Company’s Internal Audit Function

17.              Review the appointment and replacement of the senior internal auditing executive.
18.              Review the significant reports to management prepared by the internal auditing department and management’s responses.
19.              Discuss with the independent auditor and management the internal audit department responsibilities and processes, budget and staffing and any recommended changes in the planned scope of the internal audit.
Compliance Oversight Responsibilities

20.              Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act of 1934 has not been implicated.
21.              Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.  Review reports and disclosures of insider and affiliated party transactions.  Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.
22.              Establish and review the adequacy of procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.  Review, assess and report to the Board of the Directors any such complaints.
23.              Discuss with management and the independent auditor any correspondence with regulators or governmental agencies or independent auditors, and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.
24.              Discuss with the Company’s legal advisors legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitations

The Audit Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements.  Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls.

Amendment

Any amendment or other modification of this Charter shall be made and approved by the Board of Directors of the Company.

Disclosure of Charter

This Charter shall be made available to the public on the Company’s web site or as an exhibit to the Company’s filings with the SEC.